[GRAPHIC:  U.S. Global Investors Logo]

[WATERMARK GRAPHIC: Look who is]

Look who is talking about the
U.S. Government Securities Savings Fund...

In the June issue of MUTUAL FUND INVESTING, JAY SCHABACKER tells his subscribers,

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U.S.  Government   Securities  Savings  Fund  (800/873-8637)  from  U.S.  Global
Investors remains a winner for a couple of reasons. Because this money fund holds only qualified U.S. government short-term money market instruments, any dividends paid out are not subject to a holder's state income taxation. Investors from high-tax states like California, Massachusetts and New York, for instance should really take note. In addition, the fund is not subject to Florida's "intangible tax." Second, the portfolio management team headed by Creston King picks great securities. And it also helps that the U.S. Global group has currently agreed to cap the operating expense at 0.40%. For its money market class, it's been in the top-10 for a very long string of months. Good work, Creston. Its recent yield is 5.41%
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Thousands of investors and numerous leading  financial  publications  have taken notice of the U.S. Government Securities Savings Fund -- Lipper's #1 government money market for 5 years.

Help your readers discover the safe haven with a superior yield. Tell them about the money fund ranked #1 for consistent long-term performance.

For more information please call, U.S. Global Investors

Johanna Thornblad
210-308-1237

Stephanie Linkous
210-308-1214

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For more  information,  including charges and expenses,  call  1-800-US-FUNDS or visit us on the web at www.usfunds.com. Please read the prospectus carefully before investing. Like all other mutual funds, Fund shares are not backed by the U.S. Government or its agencies; however, the securities it invest in are. Past performance is no guarantee of future results. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the 1- and 5-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively.